================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 6, 2001
                                                         ----------------

                           FLEETWOOD ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                     1-07699              95-1948322
--------------------------------   ------------------   ------------------------
  (State or Other Jurisdiction         (Commission           (IRS Employer
        of Incorporation)             File Number)        Identification No.)



       3125 Myers Street, Riverside, California               92503-5527
-----------------------------------------------------   ------------------------
       (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (909) 351-3500
                                                           --------------



                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

ITEM 5.     OTHER EVENTS

         On December 6, 2001, Fleetwood Enterprises, Inc. announced the commencement of an exchange offer for its existing convertible trust preferred securities and an additional offer of new convertible trust preferred securities for cash. The press release announcing the Company's commencement of the exchange and cash offers is attached hereto as Exhibit 99.1.



ITEM 7.     EXHIBITS

         Pursuant to General Instruction F of Form 8-K, the following document is incorporated by reference herein and attached as an exhibit hereto:

         EXHIBIT         DESCRIPTION
         -------         -----------
           99.1          Press Release of the Company, dated December 6, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Fleetwood Enterprises, Inc.



Date:  December 6, 2001                By:  /s/ Forrest D. Theobald
                                            --------------------------------
                                            Forrest D. Theobald
                                            Vice President--General Counsel
                                            and Secretary

                                  EXHIBIT INDEX




         EXHIBIT          DESCRIPTION
         -------          -----------
          99.1            Press Release of the Company, dated December 6, 2001.